Exhibit 21.1

State
Incorporated

Subsidiaries of BFC Financial Corporation
BFC Financial Corporation	Florida
BankAtlantic Bancorp, Inc.	Florida
Woodbridge Holdings, LLC	Florida
Eden Services, Inc.	Florida
BFC Securities Corporation	Florida
BankAtlantic Financial Ventures II, LLC	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Southern National General Corporation	Florida
Kingsway Services Inc.	Florida
BFC Shared Services Corporation	Florida
Risk Management Services, LLC	Florida
BFC/CCC, Inc.	Florida
Stratstone Financial, LLC	Delaware
Subsidiaries of BFC/CCC, Inc.
Cypress Creek 1515, Inc.	Florida
Cypress Creek Capital GP, LLC	Florida
CCC East Tampa, LLC	Florida
CCC East Kennedy GP, LLC	Florida
CCC Real Estate Management, LLC	Florida
CCC GP I, LLC	Florida
Subsidiaries of Stratstone Financial, LLC
Stratstone Advisors, LLC	Delaware
Stratstone Securities, LLC	Delaware
Subsidiaries of Woodbridge Holdings, LLC
Woodbridge Holdings, LLC	Florida
Bluegreen Corporation	Massachusetts
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
Carolina Oak Homes, LLC	So. Carolina
Carolina Oak Homes Realty, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Capital Holdings, LLC	Florida
Delaware, Florida
Cypress Creek Holding, LLC	(as a foreign LLC)
Levitt Commercial, LLC	Florida
Levitt Insurance Service, LLC	Florida
ODI Program GP Corporation	Florida
ODI Program Partnership, LLLP	Florida
PF Program Partnership, LP	Delaware
Snapper Creek Equity Management, LLC	Florida
Southern States Lending, LLC	Florida
Woodbridge Financial, LLC	Florida

State
Incorporated

Subsidiaries of Levitt Commercial, LLC
Levitt Commercial Andrews, LLC	Florida
Levitt Commercial Boynton Commerce Center, LLC	Florida
Levitt Commercial High Ridge II, LLC	Florida
Levitt Commercial High Ridge, LLC	Florida
Levitt Commercial Sawgrass, LLC	Florida
Levitt Commercial Development, LLC	Florida
Levitt Commercial Construction, LLC	Florida
Levitt Village at Victoria Park, LLC	Florida
Subsidiaries of Core Communities, LLC
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of South Carolina, LLC	So. Carolina
Horizons Acquisition 5, LLC	Florida
Horizons Acquisition 7, LLC	Florida
Horizons St. Lucie Development, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
St. Lucie West Development Company, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Development Company, LLC	Florida
Tradition Irrigation Company, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Core Development Company, LLC	Mississippi
Core Asset Advisors, LLC	Florida
Subsidiaries of Core Commercial Group, LLC
The Landing Holding Company, LLC	Florida
Landing Phase II, LLC	Florida
Subsidiaries of Core Commercial Realty, LLC
Tradition Realty, LLC	Florida
Subsidiaries of Tradition Realty, LLC
Tradition Referral, LLC	Florida
Subsidiaries of Core Communities of South Carolina, LLC
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition Hilton Head Realty, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
Tradition National Golf Club, LLC	South Carolina
Tradition Hilton Head, LLC	South Carolina
Subsidiaries of Horizons St. Lucie Development, LLC
Tradition Research Park, LLC	Florida
Florida Center for Innovation at Tradition, LLC	Florida
Village Pointe at Tradition, LLC	Florida
Subsidiaries of The Landing Holding Company, LLC
The Landing at Tradition Development Company, LLC	Florida
Subsidiaries of Tradition Development Company, LLC
Tradition Outlet, LLC	Florida
Tradition House, LLC	Florida

State
Incorporated

Subsidiaries of Bluegreen Corporation
Bentwater Realty, Inc.	Texas
Big Cedar JV Interiors, LLC	Delaware
Bluegreen Asset Management Corporation	Delaware
Bluegreen Beverage, LLC	Delaware
Bluegreen/Big Cedar Vacations, LLC	Delaware
Bluegreen Carolina Lands, LLC	Delaware
Bluegreen Communities, LLC	Delaware
Bluegreen Communities of Georgia, LLC	Georgia
Bluegreen Communities of Georgia Realty, Inc.	Georgia
Bluegreen Communities of Houston – I, LLC	Delaware
Bluegreen Communities of Texas, LP	Delaware
Bluegreen Corporation	Massachusetts
Bluegreen Corporation of Tennessee	Delaware
Bluegreen Corporation of The Rockies	Delaware
Bluegreen Golf Clubs, Inc.	Delaware
Bluegreen Guaranty Corporation	Florida
Bluegreen Holding Corporation (Texas)	Delaware
Bluegreen Interiors, LLC	Delaware
Bluegreen Louisiana, LLC	Delaware
Bluegreen Nevada, LLC	Delaware
Bluegreen New Jersey, LLC	Delaware
Bluegreen Properties N.V.	Aruba
Bluegreen Properties of Virginia, Inc.	Delaware
Bluegreen Purchasing & Design, Inc.	Florida
Bluegreen Receivables Finance Corporation III	Delaware
Bluegreen Receivables Finance Corporation V	Delaware
Bluegreen Receivables Finance Corporation VI	Delaware
Bluegreen Receivables Finance Corporation VII	Delaware
Bluegreen Receivables Finance Corporation VIII	Delaware
Bluegreen Receivables Finance Corporation IX	Delaware
Bluegreen Receivables Finance Corporation X	Delaware
Bluegreen Receivables Finance Corporation XI	Delaware
Bluegreen Receivables Finance Corporation XII	Delaware
Bluegreen Resorts International, Inc.	Delaware
Bluegreen Resorts of Canada, Inc.	Canada
Bluegreen Resorts Management, Inc.	Delaware
Bluegreen Servicing LLC	Delaware
Bluegreen Southwest Land, Inc.	Delaware
Bluegreen Southwest One, L.P.	Delaware
Bluegreen Table Rock, LLC	Delaware
Bluegreen Timeshare Finance Corporation I	Delaware
Bluegreen Treasury Services, LLC	Delaware
Bluegreen Vacations Unlimited, Inc.	Florida
Bluegreen West Corporation	Delaware
BRF Corporation 2007-A	Delaware
BRFC 2008-A LLC	Delaware
BRFC III Deed Corporation	Delaware
Brickshire Realty, Inc.	Virginia
The Bridges Club Management, LLC	Texas
Bridges Golf Private Club, Inc.	Texas
BXG Acquisition Corp.	Delaware
BXG Construction, LLC	Delaware
BXG Mineral Holdings, LLC	Delaware
BXG Realty, Inc.	Delaware
BXG Realty Tenn, Inc.	Tennessee
BXG TTI Purchaser LLC	Delaware

State
Incorporated

Carolina National Golf Club, Inc.	North Carolina
Catawba Falls, LLC	North Carolina
Colorful Skies, LLC	Delaware
The Communities at Havenwood, LLC	Texas
The Communities at Lake Ridge, LLC	Texas
The Communities at Saddle Creek, LLC	Texas
The Communities at Sugar Tree, LLC	Texas
Encore Rewards, Inc.	Delaware
Great Vacation Destinations, Inc. (f/k/a Leisure Plan, Inc.)	Florida
Jordan Lake Preserve Corporation	North Carolina
King Oaks, LLC	Delaware
King Oaks at College Station	Texas
Lake Ridge Realty, Inc.	Texas
Leisure Capital Corporation	Vermont
Leisure Communication Network, Inc.	Delaware
Leisurepath, Inc.	Florida
Managed Assets Corporation	Delaware
Mystic Shores at Canyon Lake, LLC	Texas
New England Advertising Corporation	Vermont
Peachtree Real Estate Advisory Services, LLC	Delaware
Pinnacle Vacations, Inc.	Delaware
Preserve at Jordan Lake Realty, Inc.	North Carolina
Resort Title Agency, Inc.	Florida
SC HOLDCO, LLC	Delaware
Select Connections, LLC	Delaware
Sugar Tree on The Brazos, LLC	Delaware
Texas Hill Country Realty, Inc.	Texas
Texas Homesite Realty, Inc. (f/k/a Mystic Shores Realty, Inc.)	Texas
travelheads, inc.	Florida
The Vinetyard at Vintage Oaks, LLC	Texas
Vintage Oaks at The Vineyard, LLC	Delaware

Subsidiaries of BankAtlantic Bancorp, Inc.
BankAtlantic	US
BA-HD, LLC	Florida
BA-TOL, LLC	Florida
Promotion Sports & Entertainment, LLC	Florida
BBC Capital Trust II	Delaware
BBC Capital Statutory Trust III	Connecticut
BBC Capital Statutory Trust IV	Connecticut
BBC Capital Trust V	Connecticut
BBC Capital Trust VI	Delaware
BBC Capital Statutory Trust VII	Connecticut
BBC Capital Trust VIII	Delaware
BBC Capital Trust IX	Delaware
BBC Capital Statutory Trust X	Connecticut
BBC Capital Trust XI	Delaware
BBC Capital Trust XII	Delaware
BBX Capital Trust 2007 I(A)	Delaware
BBX Capital Trust 2007 II(A)	Delaware
BankAtlantic Bancorp Partners, Inc.	Florida
Risk Services Group, LLC	Florida
Subsidiaries of BankAtlantic
Banc Servicing Center, LLC	Florida
BankAtlantic Factors, LLC	Florida
BA Community Development Corporation	Delaware

State
Incorporated

BA Equity Ventures, LLC	Florida
BA Financial Services, LLC	Florida
BAH Corporation	Delaware
BankAtlantic Leasing, Inc.	Florida
BankAtlantic Mortgage, LLC	Florida
BankAtlantic Mortgage Partners, Inc.	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Hammock Homes, LLC	Florida
FT Properties, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 13, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 16, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 2, LLC	Florida
Heartwood 20, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 22, LLC	Florida
Heartwood 23, LLC	Florida
Heartwood 24, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 87, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-1, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Sunrise Atlantic, LLC	Florida
Palm River Development Company, Inc.	Florida
Palm River Realty, Inc.	Florida
Professional Valuation Services, LLC	Florida
Heartwood Holdings, Inc.	Florida
Leasing Technology, Inc.	Florida
Subsidiaries of BA Equity Ventures, LLC
BA-GR, LLC	Florida
BA-SL, LLC	Florida
Subsidiaries of Palm River Development Company, Inc.
River Club at Vero Beach, LLC	Florida
Subsidiaries of BankAtlantic Bancorp Partners, Inc.
Heartwood Partners 1, LLC	Florida
Heartwood Partners 2, LLC	Florida
Heartwood Partners 3, LLC	Florida
Heartwood Partners 4, LLC	Florida